Dime Community Bancshares, Inc. 2004 Stock Incentive Plan
Stock Option Agreement

Name of Optionee	Social Security Number

Street Address

City	State	ZIP Code

This Stock Option Agreement is intended to set forth the terms and conditions on which stock options have been granted under the Dime Community Bancshares, Inc. 2004 Stock Incentive Plan. Set forth below, are the specific terms and conditions applicable to the stock options. Attached as Exhibit A are its general terms and conditions.

Option Grant	(A)	(B)	(C)	(D)
Grant Date:
Class of Optioned Shares*	Common	Common	Common	Common
Number of Optioned Shares*
Exercise Price per Share*
Option Type (ISO or NQSO)	NQSO	NQSO	NQSO	NQSO
VESTING:
Earliest Exercise Date*
Option Expiration Date*

* Subject to adjustment as provided in the Plan and the General Terms and Conditions

Option Grant	(A)	(B)	(C)	(D)
Grant Date:
Class of Optioned Shares*	Common	Common	Common	Common
Number of Optioned Shares*
Exercise Price per Share*
Option Type (ISO or NQSO)	ISO	ISO	ISO	ISO
VESTING:
Earliest Exercise Date*
Option Expiration Date*

* Subject to adjustment as provided in the Plan and the General Terms and Conditions

By signing where indicated below, Dime Community Bancshares, Inc. (the “Company”) grants these stock options upon the specified terms and conditions, and the Optionee acknowledges receipt of this Stock Option Agreement, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

Dime Community Bancshares, Inc.	Optionee

By:
Name:
Title:

Instructions: This page should be completed by or on behalf of the Compensation Committee. Any blank space intentionally left blank should be crossed out. An option grant consists of a number of optioned shares with uniform terms and conditions. Where options are granted on the same date with varying terms and conditions (for example, varying exercise prices or earliest exercise dates), the options should be recorded as a series of grants each with its own uniform terms and condition.

Exhibit A

Dime Community Bancshares, Inc. 2004 Stock Incentive Option Plan
 Stock Option Agreement

General Terms and Conditions

Section 1.  Option Size and Type. The number of shares of Common Stock, par value $.01 per share (“Shares”), that have been optioned to you under the Dime Community Bancshares, Inc. 2004 Stock Incentive (the “Plan”) is specified in this Stock Option Agreement. If the “Option Type” shown for your stock is “ISO”, then your stock option has been designated with the intent that it qualify to the maximum permissible extent for the special tax benefits applicable to incentive stock options under the Internal Revenue Code of 1986. If the “Option Type” shown for your stock options is “NQSO”, then incentive stock option treatment is not applicable.

Section 2.  Option Period. (a) Subject to section 5.4(b) of the Plan, the Optionee shall have the right to purchase all or any portion of the optioned Common Stock at any time during the period ("Option Period") commencing on the Earliest Exercise Date and expiring on the earliest of:

(i)	the date and time when the Recipient terminates Service for any reason other than the Recipient's death, Disability or discharge that is not a Termination for Cause;

(ii)	the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause;

(iii)	the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient's death or Disability; or

(iv)	the last day of the five-year period commencing on the date on which the Option was granted.

(b)  Upon the termination of the Optionee's service with the Company, any Option granted hereunder whose Earliest Exercise Date has not occurred is deemed forfeited. For purposes of the Plan, an Optionee's service shall be deemed to continue for so long as Optionee is serving as an officer, employee, outside director, advisory director, emeritus director or consultant to the Company or is subject to and is observing the terms of a written agreement restricting his or her ability to compete or imposing other restrictive covenants.

Section 3.  Exercise Price. During the Option Period, and after the applicable Earliest Exercise Date, the Optionee shall have the right to purchase all or any portion of the Optioned Common Stock at the Exercise Price per Share; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 4.  Method of Exercise. The Optionee may, at any time during the Option Period provided by section 2, exercise his right to purchase all or any part of the optioned Common Stock then available for purchase; provided, however, that the minimum number of shares of optioned Common Stock which may be purchased shall be one hundred (100) or, if less, the total number of shares of optioned Common Stock then available for purchase. The Optionee shall exercise such right by:

(a)  giving written notice to the Committee, in the form attached hereto as Appendix A; and

(b) delivering to the Committee full payment of the Exercise Price for the Optioned Shares to be purchased.

The date of exercise shall be the earliest date practicable following the date the requirements of this section 4 have been satisfied, but in no event more than three (3) days after such date. Payment shall be made (i) in United States dollars by certified check, money order or bank draft made payable to the order of Dime Community Bancorp, Inc., (ii) in Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached, already owned by the Optionee for a period of more than six months and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (iii) in a combination of (i) and (ii).

Section 5.  Delivery and Registration of Optioned Shares. As soon as is practicable following the date on which the Optionee has satisfied the requirements of section 4, the Committee shall take such action as is necessary to cause the Company to issue a stock certificate evidencing the Optionee's ownership of the optioned Common Stock that has been purchased. The Optionee shall have no right to vote or to receive dividends, nor have any other rights with respect to optioned Common Stock, prior to the date as of which such optioned Common Stock is transferred to the Optionee on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected. The obligation of the Company to deliver Common Stock under this Agreement shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the person to whom such Common Stock is to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Common Stock or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Common Stock under this Agreement prior to (a) the admission of such Common Stock to listing on any stock exchange on which Common Stock may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the Committee shall determine to be necessary or advisable.

Section 6.  Adjustments in the Event of Reorganization. In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of shares of Common Stock held by each person who is then a shareholder of record, the number of shares of Common Stock subject to the option granted hereunder and the Exercise Price per share of such option shall be adjusted in accordance with Section 9.3 of the Plan to account for such event. In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, the option granted hereunder shall be canceled or adjusted in accordance with the Plan.

Section 7.  No Right to Continued Service. Nothing in this Agreement nor any action of the Board or Committee with respect to this Agreement shall be held or construed to confer upon the Optionee any right to a continuation of service by the Company. The Optionee may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

Section 8.  Taxes. The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld. Where any person is entitled to receive shares pursuant to the exercise of the Option granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares to cover the amount required to be withheld.

Section 9.  Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)  If to the Committee:

Dime Community Bancshares, Inc.

c/o The Dime Savings Bank of Williamsburgh

209 Havemeyer Street

Brooklyn, New York 11211

Attention: Corporate Secretary

(b)  If to the Optionee, to the Optionee's address as shown in the Company's personnel records.

Section 10.  Restrictions on Transfer. The option granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Optionee other than by will or by the laws of descent and distribution or as otherwise permitted by the Plan.

Section 11.  Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Company and the Optionee and their respective heirs, successors and assigns.

Section 12.  Construction of Language. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 13.  Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law.

Section 14.  Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between the Company and the Optionee.

Section 15.  Plan Provisions Control. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

Appendix A to Stock Option Agreement
 Dime Community Bancshares, Inc. 2004 Stock Incentive Plan

Notice of Exercise of Stock Option

Use this Notice to inform Dime Community Bancshares, Inc. that you are exercising your right to purchase shares of common stock ("Shares") of Dime Community Bancshares, Inc. pursuant to an option ("Option") granted under the Dime Community Bancshares, Inc. 2004 Stock Incentive Plan (the “Plan”). If you are not the person to whom the Option was granted (“Option Recipient"), you must attach to this Notice proof of your right to exercise the Option granted under the Stock Option Agreement entered into between the Company and the Option Recipient (“Agreement”) . This Notice should be personally delivered or mailed by certified mail, return receipt requested to: Dime Community Bancshares, Inc., c/o The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, New York 11211, Attention: Corporate Secretary. The effective date of the exercise of the Option shall be the earliest date practicable following the date this Notice is received by Dime Community Bancshares, Inc. but in no event more than three days after such date ("Effective Date"). Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan . This Notice is subject to all of the terms and conditions of the Plan and the Agreement.

OPTION INFORMATION  Identify below the Option that you are exercising by providing the following information from the Stock Option Agreement.

Name of Option Recipient:

Option Grant Date: ________________, __________ Exercise Price per share:  $________________.____
(Month and Day)  (Year)

EXERCISE PRICE Compute the Exercise Price below and select a method of payment.

Total Exercise Price ________________ x $__________.______ = $_______________
(No. of Shares)  (Exercise Price)  Total Exercise Price
Method of Payment

		☐	I enclose a certified check, money order, or bank draft payable to the order of Dime Community Bancshares, Inc. in the amount of $
		☐	I enclose Shares duly endorsed for transfer to Dime Community Bancshares, Inc. with all stamps attached and having a fair market value of $
Total Exercise Price $
ISSUANCE OF CERTIFICATES I hereby direct that the stock certificates representing the Shares purchased pursuant to section 2 above be issued to the following person(s) in the amount specified below:
Name and Address			Social Security No.	No. of Shares
- -
- -

WITHHOLDING ELECTIONS For Employee Option Recipients with Non-Qualified Stock Options only. Outside Directors and Beneficiaries should not complete.
I understand that I am responsible for the amount of federal, state and local taxes required to be withheld with respect to the Shares to be issued to me pursuant to this Notice, but that I may request Dime Community Bancshares, Inc., to retain or sell a sufficient number of such Shares to cover the amount to be withheld. I hereby request that any taxes required to be withheld be paid in the following manner [check one]:

		☐	With a certified or bank check that I will deliver to the Administrator on the day after the Effective Date of my Option exercise.
		☐	With the proceeds from a sale of Shares that would otherwise be distributed to me.
		☐	Retain shares that would otherwise be distributed to me.
I understand that the withholding elections I have made on this form are not binding on the Committee, and that the Committee will decide the amount to be withheld and the method of withholding and advise me of its decision prior to the Effective Date. I further understand that the Committee may request additional information or assurances regarding the manner and time at which I will report the income attributable to the distribution to be made to me. I further understand that if I have elected to have Shares sold to satisfy tax withholding, I may be asked to pay a minimal amount of such taxes in cash in order to avoid the sale of more Shares than are necessary.

COMPLIANCE WITH TAX AND SECURITIES LAWS
S I G N	H E R E
I understand that I must rely on, and consult with, my own tax and legal counsel (and not Dime Community Bancshares, Inc.) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice. I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the sale (including a sale pursuant to a "cashless exercise") or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.

Signature                                         Date

_______________________________________________________________________________________________
_______________________________________________________________________________________________
Address

 Internal Use Only

Received [check one]: ☐ By Hand ☐ By Mail Post Marked Date of Post Mark By ___________________ _______________ Authorized Signature Date of Receipt

Appendix B to Stock Option Agreement
Dime Community Bancshares, Inc. 2004 Stock Incentive Plan

Beneficiary Designation Form

GENERAL INFORMATION		Use this form to designate the Beneficiary(ies) who will receive vested stock options outstanding to you at the time of your death.
Name of Person Making Designation___________________________________________________		Social Security Number ______—_____—______
BENEFICIARY DESIGNATION
Complete sections A and B. If no percentage shares are specified, each Beneficiary in the same class (primary or contingent) shall have an equal share. If any designated Beneficiary predeceases you, the shares of each remaining Beneficiary in the same class (primary or contingent) shall be increased proportionately.

A. PRIMARY BENEFICIARY(IES). I hereby designate the following person as my primary Beneficiary, reserving the right to change or revoke this designation at any time prior to my death:
Name		Address	Relationship	Birth Date	Share
%
%
% Total = 100%
B. CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death with respect to all outstanding Stock Option:

Name		Address	Relationship	Birth Date	Share
%
%
% Total = 100%
S I G N	H E R E
I understand that this Beneficiary Designation shall be effective only if properly completed and received by the Corporate Secretary of Dime Community Bancshares, Inc. prior to my death. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Stock Options.

__                        +
        Your Signature                                 Date

 Internal Use Only
This Beneficiary Designation was received by the Corporate Secretary of Dime Community Bancshares, Inc. on the date indicated. By __+ Authorized Signature Date	Comments